The HIT Difference:

Why Invest in the HIT Now?

COMPETITIVE RETURNS: Returns have exceeded the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate) on gross basis for 23 of past 24 calendar years and on a net basis for 15 of those years.

PRINCIPAL PROTECTION & DIVERSIFICATION: The HIT holds over 93% U.S. Government/Agency credit quality assets and does not invest in corporate bonds. The HIT’s investments provide diversification from corporates and better protection from credit and default risks. The HIT can complement riskier assets in a portfolio.

DEFENSIVE DURATION POSITION: Over past several years of historically low interest rates, the HIT has maintained its duration to be slightly shorter than the Barclays Aggregate to protect against rising interest rates, while continuing to provide an income advantage. The HIT can provide less risk and higher income.

LONG-TERM TRACK RECORD: HIT’s strategy has been consistent for over three decades; we believe this provides a sound, diversified investment option by design.

MARKET OUTLOOK:

•	Given sustained strong performance by corporates – which have outperformed Treasuries by 348 basis points annualized for the past 9 years – some market participants acknowledge that spreads are too tight and expect widening as market conditions change.
•	Investors should analyze the relative risk/return benefits of the HIT if market participants flee from equities, corporates, and other assets that have benefitted from Quantitative Easing policies of global central banks. The current economic recovery in its 9th year; the current bull market in equities at 8½ years is the 3rd longest since 1960.

WHAT DIFFERENTIATES THE HIT FROM OTHER INVESTMENT GRADE FIXED INCOME VEHICLES?

DIVERSIFIES WHILE MAINTAINING KEY CORE
FIXED INCOME CHARACTERISTICS

•	Actively managed relative to the Barclays Aggregate to have higher income, lower credit risk and similar interest rate and prepayment risks. Duration managed to within ½ year of the Barclays Aggregate; 97% month-over-month return correlation over past 5 years. The HIT tends to outperform during periods of market stress.
•	Holds no corporate bonds, which tend to be correlated with equities. Substitutes positively convex, prepayment- protected, high credit quality multifamily mortgage securities for all corporates and some Treasuries in the Barclays Aggregate.
•	Designed to generate superior risk-adjusted returns to the Barclays Aggregate due to overweighting multifamily mortgage securities (typically 55 to 70% of the portfolio; most recently at 67%, compared to less than 1% in the Barclays Aggregate). These securities have contributed to HIT’s historical income advantage, which in turn contributes positively to HIT’s performance.

HIT PORTFOLIO ALLOCATION

FITS PRINCIPAL PROTECTION ALLOCATIONS

•	Provides US Government/Agency quality and higher yield due to concentration in multifamily mortgage securities, which help provide stable income with very low credit risk.
•	Over 96% of HIT’s portfolio is Government/Agency credit, AAA securities and cash equivalents.
•	No exposure to corporate bonds or low credit quality securities that could suffer losses as spreads widen; has not experienced material credit losses over the past two decades.
•	Over 99% of HIT’s investments very liquid or better due to their high credit quality.

SOCIALLY RESPONSIBLE IMPACT INVESTING

•	Focuses on investing in union-built housing projects that create good paying construction jobs and affordable and workforce housing. 100% union labor is required for construction-related directly sourced investments.
•	Signatory to UNPRI (Principles of Responsible Investment).

HIGH CREDIT QUALITY

HIT IMPACTS SINCE INCEPTION (1984)*

79,700 union construction jobs

169,500 total jobs across industries in communities where projects are located

$10.8B invested in nearly 500 projects.

$26.9B total economic benefits

$10.6B in wages & benefits, $5.3B for union construction workers.

107,200 housing units, 67% affordable or workforce housing

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $6 billion in assets for some 390 investors, including union and public employee pension plans and labor organizations.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2017, unless otherwise noted.

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended September 30, 2017 was -0.16%, 2.58%, 1.93%, and 4.22%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus, available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

*In 2016 dollars. Job and economic benefits are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its affiliate Building America.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave., NW, Suite 200

Washington, DC 20037

202.331.8055

www.aflcio-hit.com

October 2017